                                                                  EXHIBIT (r)(2)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints EDWARD F. BACON, DON W. CUMMINGS, KYLE L. JENNINGS and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

         --------------------------------------------------------------
         REGISTRANT NAME                      FILE NOS.
         --------------------------------------------------------------
         FS VARIABLE SEPARATE ACCOUNT         333-178854 / 811-08810
                                              333-178859 / 811-08810
                                              333-178857 / 811-08810
                                              333-178853 / 811-08810
                                              333-178855 / 811-08810
                                              333-178850 / 811-08810
                                              333-178846 / 811-08810
                                              333-178847 / 811-08810
                                              333-178852 / 811-08810
                                              333-178844 / 811-08810
                                              333-178845 / 811-08810
                                              333-178841 / 811-08810
                                              333-178842 / 811-08810
                                              333-178843 / 811-08810
                                              333-178848 / 811-08810
                                              333-178849 / 811-08810

         --------------------------------------------------------------
         FS VARIABLE ANNUITY ACCOUNT ONE      333-178861 / 811-06313

         --------------------------------------------------------------
         FS VARIABLE ANNUITY ACCOUNT TWO      333-178863 / 811-08624

         --------------------------------------------------------------
         FS VARIABLE ANNUITY ACCOUNT FIVE     333-178860 / 811-08369
                                              333-178858 / 811-08369
                                              333-178862 / 811-08369
                                              333-178856 / 811-08369
                                              333-147681 / 811-08369
         --------------------------------------------------------------
         SEPARATE ACCOUNT USL A               333-171496 / 811-04865
         --------------------------------------------------------------
         SEPARATE ACCOUNT USL B               333-171493 / 811-04865-01
         --------------------------------------------------------------


MARY JANE B. FORTIN                 Director and                  April 27, 2012
-------------------             Divisional President
MARY JANE B. FORTIN


JANA W. GREER                    Divisional President             April 27, 2012
-------------
JANA W. GREER


BRUCE R. ABRAMS                     Director and                  April 27, 2012
---------------                 Divisional President
BRUCE R. ABRAMS

MICHAEL J. AKERS                      Director                    April 27, 2012
----------------
MICHAEL J. AKERS


WILLIAM J. CARR                       Director                    April 27, 2012
---------------
WILLIAM J. CARR


WILLIAM J. KANE                       Director                    April 27, 2012
---------------
WILLIAM J. KANE


H. THOMAS MCMEEKIN                    Director                    April 27, 2012
------------------
H. THOMAS Mc MEEKIN


SCOTT H. RICHLAND                     Director                    April 27, 2012
-----------------
SCOTT H. RICHLAND


R. LAWRENCE ROTH                      Director                    April 27, 2012
----------------
R. LAWRENCE ROTH


DON W. CUMMINGS               Senior Vice President and           April 27, 2012
---------------                      Controller
DON W. CUMMINGS